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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                  July 18, 2003


                       Environmental Tectonics Corporation
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             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
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         (State or other jurisdiction of incorporation of organization)



            1-10655                            23-1714256
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    (Commission File Number)       (IRS Employer Identification Number)




                County Line Industrial Park
                 Southampton, Pennsylvania              18966
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         (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100
                                                           --------------



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Item 7.  Financial Statements and Exhibits

         Exhibit Number                Description
         --------------                ---------------------------------
         99.1                          Press Release dated July 18, 2003

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition")

         The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition," in accordance with the Commission's interim guidance issued on March 27, 2003.


         On July 18, 2003, Environmental Tectonics Corporation issued a press release announcing its financial results for the first quarter of fiscal 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ENVIRONMENTAL TECTONICS CORPORATION
                                      Registrant


Date: July 18, 2003                   By Duane D. Deaner
                                         ---------------------------------
                                         Duane D. Deaner
                                         Chief Financial Officer

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                                  EXHIBIT INDEX


99.1     Press Release, dated July 18, 2003.


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